Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenues	$ 6,280,192	$ 5,054,928	$ 4,770,362
Cost of sales	4,612,647	3,832,107	3,613,406
Gross profit	1,667,545	1,222,821	1,156,956
Selling, general and administrative expenses	1,058,316	833,051	800,328
Other income	19,299	11,264	10,256
Operating income	628,528	401,034	366,884
Interest expense, net	996	1,239	4,032
Income before income taxes	627,532	399,795	362,852
Income taxes	128,797	76,623	67,077
Net income	498,735	323,172	295,775
Less: net income attributable to non-controlling interest	79,790	53,593	49,825
Net income attributable to Watsco, Inc.	$ 418,945	$ 269,579	$ 245,950
Earnings per share for Common and Class B common stock:
Basic	$ 10.83	$ 7.03	$ 6.51
Diluted	$ 10.78	$ 7.01	$ 6.50